Investor Presentation March 2026

Disclaimers and Forward-Looking Statements This investor presentation (this "presentation“) and any oral statements made in connection with this presentation are for information purposes only and do not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other securities of Aveanna Healthcare Holdings Inc. (including its consolidated subsidiaries, "Aveanna," the "Company," "we," "us" or "our"). The information contained herein does not purport to be all inclusive. The data contained herein has been derived from various internal and external sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of such information. Any data on past performance contained herein is not an indication as to future performance. Except as required by applicable law, Aveanna assumes no obligation to update the information in this presentation. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. This presentation is not intended for distribution to, or use by, any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No representation or warranty (whether express or implied) has been made by Aveanna with respect to the matters set forth in this presentation. Cautionary Note Regarding Forward-Looking Statements Certain matters discussed in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements (other than statements of historical facts) in this presentation regarding our prospects, plans, financial position, business strategy, expected financial and operational results, and any other future events may constitute forward-looking statements. Forward-looking statements generally can be identified by the use of terminology such as “believe,” “expect,” “anticipate,” “design,” “would,” “could,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “should,” “predict,” “project,” “potential,” “continue,” “guidance,” or the negatives of these terms or variations of them or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate in these circumstances. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. Forward-looking statements involve a number of risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements, such as our ability to successfully execute our growth strategy, including through organic growth and the completion of acquisitions, effective integration of the companies we acquire, unexpected costs of acquisitions and dispositions, the possibility that expected cost synergies may not materialize as expected, the failure of Aveanna or the companies we acquire to perform as expected, estimation inaccuracies in revenue recognition, our ability to drive margin leverage through lower costs, unexpected increases in SG&A and other expenses, changes in reimbursement, changes in government regulations, changes in Aveanna’s relationships with referral sources, increased competition for Aveanna’s services or wage inflation, the failure to retain or attract employees, changes in the interpretation of government regulations or discretionary determinations made by government officials, uncertainties regarding the outcome of rate discussions with managed care organizations and our ability to effectively collect our cash from these organizations, changes in the case-mix of our patients, as well as the payor mix and payment methodologies, legal proceedings, claims or governmental inquiries, our ability to effectively collect and submit data required under Electronic Visit Verification regulations, our ability to comply with the terms and conditions of the CMS Review Choice Demonstration program, our ability to effectively implement and transition to new electronic medical record systems or billing and collection systems, a failure to maintain the security and functionality of our information systems or to defend against or otherwise prevent a cybersecurity attack or breach, changes in tax rates, our substantial indebtedness, the impact of adverse weather, and other risks set forth under the heading “Risk Factors” in Aveanna’s Annual Report on Form 10-K for its 2025 fiscal year filed with the Securities and Exchange Commission (the “SEC”) on March 19, 2026, which is available at www.sec.gov, as well as under similar headings in Aveanna’s subsequently filed Quarterly Reports on Form 10-Q and other filings with the SEC. In addition, these forward-looking statements necessarily depend upon assumptions, estimates and dates that may prove to be incorrect or imprecise. Accordingly, forward-looking statements included in this presentation do not purport to be predictions of future events or circumstances, and actual results may differ materially from those expressed by forward-looking statements. All forward-looking statements speak only as of the date made, and Aveanna undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Industry and Market Data Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Aveanna has not independently verified the information and data obtained from third party sources and cannot assure you of such data’s accuracy or completeness. Management estimates are derived from publicly available information released by third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. Any industry forecasts are based on data (including third-party data), models and experience of various professionals and are based on various assumptions, all of which are subject to change without notice. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate, and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described in “Cautionary Note Regarding Forward-Looking Statements.” These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. Non-GAAP Financial Measures This presentation includes various performance indicators and non-GAAP financial measures that we use to help us evaluate our business, identify trends affecting our business, formulate business plans, and make strategic decisions. EBITDA, Adjusted EBITDA, Normalized Adj EBITDA, Free Cash Flow, and pro forma presentations of the foregoing are financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Definitions of such non-GAAP measures and reconciliations to their nearest comparable GAAP measures can be found in the Appendix to this presentation. Any non-GAAP financial measures used in this presentation are in addition to, and not meant to be considered superior to, or a substitute for, the Company’s financial statements prepared in accordance with GAAP. Additional information with respect to Aveanna is contained in its filings with the SEC and is available at the SEC's website, www.sec.gov, and on Aveanna's website, www.aveanna.com

Debbie Stewart Principal Accounting Officer Jeff Shaner Chief Executive Officer CEO of Aveanna since 2023 Instrumental in formation of Aveanna Healthcare Chief Operating Officer of Aveanna Healthcare since 2017 Chief Operating Officer of PSA Healthcare since 2015 Former SVP, President of Operations of Gentiva Health Services Former President of Gentiva Health Services’ Hospice Division CFO of Aveanna since 2023 Integral to Aveanna’s financial structure since inception Senior Vice President of Finance for Aveanna Healthcare since 2016 Leads the Company’s Investor Relations Group Former Vice President of Finance of PSA Healthcare since 2015 Principal Accounting Officer of Aveanna since 2023 Vice President of Accounting and Controller of Aveanna since 2021 Leads the Company’s Accounting, Tax, SEC Reporting and Internal Audit teams Former Assurance Senior Manager of Ernst & Young Certified Public Accountant since 2009 Matt Buckhalter Chief Financial Officer Leadership Presenters

Aveanna Overview 2026 Guidance Key Operating Statistics (3) $2.54b - $2.56b Revenue 33.3% Gross Margin(1) $318m - $322m Adjusted EBITDA 366 Locations 38 States 29,000 Caregivers 46.1m Homecare Hours(2) 93 Preferred Payors ___________________________ 1. FY 2025 Gross Margin 2. FY 2025 PDS Hours 3. As of January 3, 2026 ($ in millions) 9.3% CAGR By The Numbers Payor Mix 2020 – 2026 Revenue Growth National Footprint No single payor contributes more than 10% of total revenue

Melia and Mom Heather Valerie JAR to think through and build out Aveanna's Transformative Homecare Platform Preferred Payor Partnerships Government Affairs Strategy Scaled National Platform Technology and Data Driven Results Reduction in Total Cost of Care  Our advanced homecare platform positions us to improve outcomes with data-driven results and introduce value-based agreements that deliver exceptional value to our partners. Improved Clinical Outcomes

Aveanna's Transformative Homecare Platform PDS Preferred Payors MS Preferred Payors Home Health Episodic Mix Value-based Agreements Continued substantial progress as demonstrated by key performance metrics. (1) ___________________________ 1. See Disclaimers and Forward-looking Statements slide. Projected Projected Projected Projected

Melia and Mom Heather Valerie Our future opportunity will continue to provide enhanced value that is driven by our significant investment in our value-based national homecare platform.  Aveanna's Transformative Homecare Platform Value-based Organic Growth Core Organic Growth Scaled national platform drives growth Payor partnerships underpinned by shared value creation Government agencies shifting programs and reimbursement to homecare Data and outcomes that define value and savings Capitating risk and population health management  Strategic tuck-in acquisitions that strengthen our offerings to key payor and government partners M&A 3.5 – 4.5% 2.5% – 4% 1 – 1.5% 7 – 10% ___________________________ 1. See Disclaimers and Forward-looking Statements slide. Long-term Growth Rate (1)

Valerie Melia and Mom Heather Aveanna Business Segments

Private Duty Services Segment Financial Highlights Key Operating Statistics (4) $2,001m Net Revenue1 26% – 28% Gross Margin2 3% – 5% Organic Growth Rate3 257 Locations 29 States 42,600 Patients on Service 57% % of PP Volume Preferred Payors 30 Preferred Payor Partnerships underpinned by enhanced rates and value-based agreements Defined Government Affairs Strategy in every state Scaled National Recruiting Platform to accelerate     caregiver hiring Technology and Data Driven Outcomes that support     value-based agreements Strategic M&A tuck in opportunities in key states ___________________________ 1. FY 2025 revenue. 2. Management’s target for gross margin percentages over time. 3. Management’s target for total organic revenue growth rate over time. 4. As of January 3, 2026 One Nurse – One Patient Full Time & Per Diem Caregivers Paid by the Hour Longer Length of Stay Patient Demand Exceeds Caregiver Supply Services Delivered in the Comfort of the Patient's Home By The Numbers Key Items

Home Health & Hospice Segment

By The Numbers

Financial Highlights	Key Operating Statistics (4)	
$249m Net Revenue[1]	**82** Locations	
50% – 52% Gross Margin[2]	**15** States	**14,800** Patients on Service
5% – 7% Organic Growth Rate[3]	**77%** Episodic Mix	**45** Preferred Payors

Key Items

- **HH Preferred Payors defined as episodic agreements**
- **Caregiver Capacity aligned with preferred payors**
- **Episodic Payor Agreements and Value-based Payments driven by CMS Star Ratings**
- **Organic growth initiatives that support the preferred payor strategy**



Home Health

- Geriatric Patient Population
- Intermittent Services
- Shorter Length of Stay
- Value-based Care Component
- RN, PT, OT, SLP, SW and HHA

Hospice

- Geriatric Patient Population
- Per Diem Reimbursement
- End-of-life Care / Support


MINNESOTA
WISCONSIN
SOUTH DAKOTA
IOWA
NEBRASKA
PENNSYLVANIA
MA
DE
VIRGINIA
NORTH CAROLINA
TENNESSEE
SOUTH CAROLINA
ALABAMA
GEORGIA
FLORIDA
Home Health and Hospice Locations

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1. FY 2025 revenue. 2. Management's target for gross margin percentages over time. 3. Management's target for total organic revenue growth rate over time. 4. As of January 3, 2026

Medical Solutions Segment

By The Numbers

Financial Highlights	Key Operating Statistics (4)	
$184m Net Revenue[1]	**27** States we deliver to	
42% – 44% Gross Margin[2]	**2–3 Years** Avg. Case Length	**30,700** Patients on Service
8% – 10% Organic Growth Rate[3]	**~$505** Rate / UPS[5]	**18** Preferred Payors

Key Items

- **Preferred Payor Contracts provide in-network patient support at favorable rates**
- **Enhanced AMS Model driving need to refine our payor network with focus on preferred payors**
- **Nationally Scaled Enteral Provider**
- **Strong Patient Demand drives growth trends**
- **Symbiotic relationship with PDN services**



- Nutritional Support – Enteral Product, Equipment and Supplies
- Provided to Pediatric, Adult, and Geriatric Patients
- 24-hour Clinical Support
- Longer Length of Stay
- Leading National Enteral Provider


WASHINGTON
OREGON
IDAHO
MONTANA
WYOMING
SOUTH DAKOTA
NEBRASKA
NEVADA
CALIFORNIA
COLORADO
ARIZONA
NEW MEXICO
OKLAHOMA
TEXAS
LOUISIANA
ALASKA
INDIANA
PA
NJ
DE
MD
VIRGINIA
NC
SC
GEORGIA
MAINE
MA
Medical Solutions Locations

1. FY 2025 revenue. 2. Management's target for gross margin percentages over time. 3. Management's target for total organic revenue growth rate over time. 4. As of January 3, 2026 5. FY 2025 Reimbursement Rate

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Scaled Platform Built for Driving Growth and Enhancing Value

Fragmented Home Care Markets Support Sustainable Growth

Our Market Opportunity

$119bn

TAM

~4%

Estimated annual growth from 2023-2028

- ✓ Untapped PDN demand with only a fraction of children and adults getting needed care
- ✓ Family caregiver program expansion
- ✓ Expanding insurance coverage for Medicaid beneficiaries



$99bn
Addressable Adult Opportunity
$20bn
Legacy Pediatric Focus
Annual U.S. Healthcare Spend $4.5tn
Home Health $58.0bn
Hospice $23.0bn
Personal Care $18.0bn
Private Duty Nursing $10.0bn
Therapy $7.0bn
Enteral Nutrition $3.0bn

Source: 2022 Third party consulting report, management estimates.

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Q4 2025 Financial Performance: Summary Results PDS Q4 2025 revenue growth of 28.1% from Q4 2024, driven by 12.4 million hours of care or 17.9% YOY volume increase MS Q4 2025 UPS growth of 3.4% driven by 92 thousand unique patients served for the quarter HHH Q4 2025 revenue growth of 27.3% from Q4 2024, driven by 14,000 total episodes or 25.0% YOY volume increase Operating Cash Flow of positive $125.9m and Free Cash Flow of positive $131.0m (2) for full year 2025   $ in millions Q4 2024 Q4 2025 Y/Y% Change Revenue $519.9 $662.5 27.4% Gross Margin $171.7 $213.3 24.2% Adjusted EBITDA(1) $55.2 $85.0 54.0% 33.0% 32.2% 29.3% 27.7% 53.2% 53.7% 44.3% 50.0% Gross Margin % ___________________________ 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for a reconciliation to the most comparable GAAP measure 2. Free Cash Flow is a non-GAAP financial measure. See Appendix for a reconciliation to the most comparable GAAP measure Consolidated Results Key Highlights Revenue and Gross Margin % by Segment $ in millions

Financial Performance: Capital Structure Liquidity of $528.8m, comprised of the following: $193.3m cash on balance sheet $225.5m revolver availability $110m securitization availability Undrawn revolver $24.5m in outstanding letters of credit Total variable rate debt of $1,487m, consisting of: First Lien: $1,321.7m (S + 3.75%) Securitization: $165.0m (S + 2.50%) Interest rate hedges in place: $520m notional interest rate swap (expires June 2026) $880m notional, 3% interest rate cap (expires February 2027) ___________________________ 1. For FY 2026 2. Free Cash Flow is a non-GAAP financial measure. See Appendix for a reconciliation to the most comparable GAAP measure Cash provided by operating activities of $125.9m Free cash flow of $131.0m(2) Liquidity(1) Cash Flow Indebtedness and Hedging (1)

Path Forward: Strategic and Operational Focus on Driving Shareholder Value Value-based Growth Enhanced Capital Structure Core Organic Growth

Appendix

Non-GAAP Measures Non-GAAP Financial Measures In addition to our results of operations prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), we also evaluate our financial performance using EBITDA, Adjusted EBITDA, Field contribution and Field contribution margin, Free cash flow, and Net leverage. Given our determination of adjustments in arriving at our computations, these non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as substitutes or alternatives to net income or loss, revenue, operating income or loss, cash flows from operating activities, total indebtedness, gross margin, gross margin percentage or any other financial measures calculated in accordance with GAAP. Each non-GAAP measure should be viewed in addition to our reported results prepared in accordance with U.S. GAAP. EBITDA, Adjusted EBITDA and Normalized Adjusted EBITDA EBITDA, Adjusted EBITDA, and Normalized Adjusted EBITDA are non-GAAP financial measures and are not intended to replace financial performance measures determined in accordance with U.S. GAAP, such as net income or loss. Rather, we present EBITDA, Adjusted EBITDA, and Normalized Adjusted EBITDA as supplemental measures of our performance. We define EBITDA as net income or loss before interest expense, net; income tax expense or benefit; and depreciation and amortization. We define Adjusted EBITDA as EBITDA, adjusted for the impact of certain other items that are either non-recurring, infrequent, non-cash, unusual, or items deemed by management to not be indicative of the performance of our core operations, including impairments of goodwill, intangible assets, and other long-lived assets; non-cash, share-based compensation and associated employer payroll taxes; loss on extinguishment of debt; fees related to debt modifications; the effect of interest rate derivatives; acquisition-related and integration costs; legal costs and settlements associated with acquisition matters; restructuring costs; other legal matters; and other system transition costs, professional fees and other costs. We define Normalized Adjusted EBITDA as Adjusted EBITDA, further adjusted for (i) reimbursement received in the period presented related to certain rate increases applied retroactively for services provided in a prior period, for which there is no associated wage pass-through reflected in cost of revenue, excluding depreciation and amortization, (ii) annual value-based payment true-up related to prior year results, and (iii) improved collections on previously reserved patient accounts receivable. As non-GAAP financial measures, our computations of EBITDA, Adjusted EBITDA and Normalized Adjusted EBITDA may vary from similarly termed non-GAAP financial measures used by other companies, making comparisons with other companies on the basis of this measure impracticable. Management believes our computations of EBITDA, Adjusted EBITDA and Normalized Adjusted EBITDA are helpful in highlighting trends in our core operating performance. In determining which adjustments are made to arrive at EBITDA, Adjusted EBITDA and Normalized Adjusted EBITDA, management considers both (1) certain non-recurring, infrequent, non-cash or unusual items, which can vary significantly from year to year, as well as (2) certain other items that may be recurring, frequent, or settled in cash but which management does not believe are indicative of our core operating performance. We use EBITDA, Adjusted EBITDA, and Normalized Adjusted EBITDA to assess operating performance and make business decisions. We have incurred substantial acquisition-related costs and integration costs. The underlying acquisition activities take place over a defined timeframe, have distinct project timelines and are incremental to activities and costs that arise in the ordinary course of our business. Therefore, we believe it is important to exclude these costs from our Adjusted EBITDA and Normalized EBITA because it provides management a normalized view of our core, ongoing operations after integrating our acquired companies, which we believe is an important measure in assessing our performance.

Reconciliation of Net Income to Adjusted EBITDA ___________________________ 1-7: Please see our earnings release posted on March 19, 2026 for further description of the nature of these items For the three-month periods ended (dollars in thousands) January 3, 2026 December 28, 2024 Net income (loss) $ 178,752 $ 29,180 Interest expense, net 30,877 37,896 Income tax (benefit) expense (139,507) (2,245) Depreciation and amortization 2,728 2,446 EBITDA 72,850 67,277 Goodwill, intangible and other long-lived asset impairment 1,143 (40) Non-cash share-based compensation 3,946 4,983 Loss on debt extinguishment - - Fees related to debt modifications (74) - Interest rate derivatives (1) 911 (19,131) Acquisition-related costs (2) 1,482 1,340 Integration costs (3) 2,157 262 Legal costs and settlements associated with acquisition matters (4) 2,526 203 Restructuring (5) 36 618 Other legal matters (6) 28 241 Other adjustments (7) (4) (545) Total adjustments $ 12,151 $ (12,069) Adjusted EBITDA $ 85,001 $ 55,208

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow For the fiscal year ended (dollars in thousands) January 3, 2026 Net cash provided by operations $ 125,857 Purchases of property and equipment, and software (7,445) Proceeds from issuance of term loans, net of debt issuance costs 1,317,743 Principal payments of term loans (1,308,862) Principal payments of notes payable and financing lease obligations (8,891) Settlements with swap counterparties 12,563 Free cash flow $ 130,965